EXHIBIT 32.2

NAVTEQ CORPORATION

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, David B. Mullen, Executive Vice President and Chief Financial Officer (principal financial officer) of NAVTEQ Corporation (the “Registrant”), certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the quarter ended September 25, 2005 of the Registrant (the “Report”):

(1)                                  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ David B. Mullen
Name:	David B. Mullen
Date:	October 26, 2005